Restricted Net Assets	12 Months Ended
Dec. 31, 2010
Restricted Net Assets
Restricted Net Assets

23.                Restricted Net Assets

Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s VIEs can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to statutory reserve. The statutory general reserve fund requires annual appropriations of 10% of net after-tax income should be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately RMB1.8 billion or 18.0% of the Company’s total consolidated net assets as of December 31, 2010. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries and VIEs for working capital and other funding purposes, the Company may in the future require additional cash resources from its PRC subsidiaries and VIEs due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company’s shareholders. There were no undistributed retained earnings by the equity accounted investees in the consolidated retained earnings due to losses incurred by them.